============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 4, 1999
                                                   -----------------
                     Mechanical Technology Incorporated
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                 New York
       --------------------------------------------------------------
       (State or other jurisdiction of incorporation or organization)

         0-6890                                      14-1462255
 ------------------------             ------------------------------------
 (Commission File Number)             (I.R.S. Employer Identification No.)

968 Albany-Shaker Road, Latham, New York                      12110
- -----------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (518) 785-2211
                                                   ------------------
============================================================================

Item 5.   Other Events.

        Mechanical Technology, Inc. today announced that on Friday, October 1, 1999, Plug Power, LLC, filed an amendment to its registration statement with the Securities and Exchange Commission. The amendment stated that shares of Plug Power would be offered at an estimated price range of between $13.00 and $15.00 per share.

On September 30, 1999, Mechanical Technology purchased 266,667 shares of Plug Power at $7.50 per share. This purchase reduces Mechanical Technology's commitment to purchase Plug Power shares at the time of its public offering from 3,000,000 shares to 2,733,333 shares at a price of $7.50 per share.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MECHANICAL TECHNOLOGY INCORPORATED

Date:   October 4, 1999               By:   /s/ Cynthia A. Scheuer
     ------------------                  ------------------------------
                                                Cynthia A. Scheuer
                                                Chief Financial Officer